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                                  SCHEDULE 14A
                                 (RULE 14a-101)
                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                              EXCHANGE ACT OF 1934
                             (AMENDMENT NO.      )

Filed by the Registrant  [X]

Filed by a Party other than the Registrant  [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement               [ ]  CONFIDENTIAL, FOR USE OF THE COMMISSION
                                               ONLY (AS PERMITTED BY RULE 14a-6(e)(2))
[X]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material under Rule 14a-12

                        CENTURY BUSINESS SERVICES, INC.
                (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

    (NAME OF PERSON(S) FILING PROXY STATEMENT, IF OTHER THAN THE REGISTRANT)

Payment of Filing Fee (Check the appropriate box):
[X]  No fee required.
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1) Title of each class of securities to which transaction applies: .......

     (2) Aggregate number of securities to which transaction applies: ..........

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined): ............

     (4) Proposed maximum aggregate value of transaction: ......................

     (5) Total fee paid: .......................................................

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid: ...............................................

     (2) Form, Schedule or Registration Statement No.: .........................

     (3) Filing Party: .........................................................

     (4) Date Filed: ...........................................................

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

                        CENTURY BUSINESS SERVICES, INC.
                  6480 ROCKSIDE WOODS BLVD., SOUTH, SUITE 330
                              CLEVELAND, OH 44131

                                 April 4, 2001

Dear Stockholder:

     We cordially invite you to attend the Annual Meeting of Stockholders of Century Business Services, Inc., which will be held on Tuesday, May 8, 2001, at 11:00 a.m., at Wyndham Cleveland Hotel at Playhouse Square, 1260 Euclid Avenue, Cleveland, Ohio 44115.

     The matters to be considered at the meeting are described in the formal notice and proxy statement on the following pages.

     We encourage your participation at this meeting. Whether or not you plan to attend in person, it is important that your shares be represented at the meeting. Please review the proxy statement and sign, date and return your proxy card in the enclosed envelope as soon as possible.

     If you attend the meeting and prefer to vote in person, your proxy card can be revoked at your request.

     We appreciate your confidence in Century Business Services, Inc. and look forward to the chance to visit with you at the meeting.

                                          Very truly yours,

                                          CENTURY BUSINESS SERVICES, INC.

                                          /s/ Michael G. DeGroote

                                          Michael G. DeGroote, Chairman of the
                                          Board

                        CENTURY BUSINESS SERVICES, INC.
                  6480 ROCKSIDE WOODS BLVD., SOUTH, SUITE 330
                             CLEVELAND, OHIO 44131

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                             TO BE HELD MAY 8, 2001

TO THE STOCKHOLDERS OF CENTURY BUSINESS SERVICES, INC.:

     The Annual Meeting of Stockholders of Century Business Services, Inc. ("Century") will be held on Tuesday, May 8, 2001, at 11:00 a.m., at Wyndham Cleveland Hotel at Playhouse Square, in the East Palace Ballroom, 1260 Euclid Avenue, Cleveland, Ohio 44115, for the following purposes:

     1. To elect a class of two (2) directors to the Board of Directors of Century with terms expiring at the Annual Meeting in 2004;

     2. To ratify the appointment of KPMG LLP as Century's independent accountants for 2001; and

     3. To transact such other business as may properly come before the meeting or any adjournment thereof.

     Only stockholders of record on March 23, 2001 will be entitled to vote at the meeting.

     You are cordially invited to attend the Annual Meeting. Your vote is important. WHETHER OR NOT YOU EXPECT TO ATTEND IN PERSON, YOU ARE URGED TO SIGN, DATE AND MAIL THE ENCLOSED PROXY CARD AS SOON AS POSSIBLE SO THAT YOUR SHARES MAY BE REPRESENTED AND VOTED. The envelope enclosed requires no postage if mailed within the United States. If you attend the meeting and prefer to vote in person, your proxy card can be revoked at your request.

                                          By Order of the Board of Directors,

                                          /s/ Michael W. Gleespen

                                          Michael W. Gleespen, Corporate
                                          Secretary

Cleveland, Ohio
April 4, 2001

             PLEASE SIGN AND DATE THE ENCLOSED PROXY AND RETURN IT
                IN THE ACCOMPANYING ENVELOPE AS SOON AS POSSIBLE

                               TABLE OF CONTENTS

                                                                PAGE
                                                                ----
Voting Rights and Solicitation..............................      3
Proposal No. 1 -- Election of Directors.....................      4
Proposal No. 2 -- Ratification of Appointment of Independent
  Accountants...............................................      5
Security Ownership of Certain Beneficial Owners and
  Management................................................      6
Report of the Compensation Committee on Executive
  Compensation..............................................      8
Report of the Audit Committee...............................     10
Executive Compensation......................................     12
Certain Relationships and Related Transactions..............     14
Stockholder Return Performance Presentation.................     15
Section 16(a) Beneficial Ownership Reporting Compliance.....     15
Stockholder Proposals.......................................     16
Expenses of Solicitation....................................     16
Other Matters...............................................     16

                        CENTURY BUSINESS SERVICES, INC.

                                PROXY STATEMENT

                       FOR ANNUAL MEETING OF STOCKHOLDERS

                            ------------------------

     This proxy statement is furnished in connection with the solicitation by the Board of Directors of Century Business Services, Inc. ("Century") of proxies to be voted at the Annual Meeting of Stockholders (the "Annual Meeting") to be held on Tuesday, May 8, 2001, and any adjournment or adjournments thereof, for the purposes set forth in the accompanying Notice of Annual Meeting of Stockholders. The mailing of this proxy statement and accompanying form of proxy to stockholders will commence on or about April 4, 2001.

                         VOTING RIGHTS AND SOLICITATION

     Shares represented by properly executed proxies received on behalf of Century will be voted at the meeting in the manner specified therein. If no instructions are specified in a proxy returned to Century, the shares represented thereby will be voted in favor of the election of the directors listed in the enclosed proxy, and in favor of the appointment of KPMG LLP as independent accountants for 2001. Any proxy may be revoked by the person giving it at any time prior to being voted by attendance at the meeting or submitting a subsequently signed and dated proxy.

     Mr. Michael G. DeGroote and Mr. Joseph S. DiMartino are designated as proxy holders in the proxy card. They will vote for the election as directors of Mr. Rick L. Burdick and Mr. Steven L. Gerard who have been proposed by the Board of Directors, and for the ratification of the appointment of KPMG LLP as Century's independent accountants for 2001. If any other matters are properly presented at the Annual Meeting for consideration, the proxy holders will have discretion to vote on such matters in accordance with their best judgment. The Board of Directors knows of no other matters to be presented at the meeting.

     The Board of Directors established March 23, 2001 as the record date for determining stockholders entitled to notice of and to vote at the Annual Meeting. On the record date, Century had 95,479,629 shares of voting common stock issued and outstanding. The common stock is the only class of capital stock Century has outstanding. Holders of Century common stock do not have preemptive rights. Only stockholders of record at the close of business on the record date will be entitled to vote at the Annual Meeting. Each share of common stock is entitled to one vote on each matter presented. The holders of a majority of the total shares issued and outstanding, whether present in person or represented by proxy, will constitute a quorum for the transaction of business at the Annual Meeting.

     Abstentions and broker non-votes are counted for purposes of determining whether a quorum is present for the transaction of business. Abstentions are counted in tabulations, but not as an affirmative vote, of the votes cast on proposals presented to stockholders. Broker non-votes, on the other hand, are not counted for purposes of determining whether a proposal has been approved. The affirmative vote of the holders of a majority of the votes cast at the meeting is necessary for the election of directors and for approval of any other matter scheduled for vote.

                             ELECTION OF DIRECTORS
                     PROPOSAL NO. 1 (ITEM 1 ON PROXY CARD)

     Century's Certificate of Incorporation divides the Board of Directors into three classes of directors, with one class to be elected for a three-year term at each annual meeting of stockholders. The Board of Directors currently consists of seven members, with two members' terms expiring at this Annual Meeting. Hugh P. Lowenstein, whose term as director was scheduled to expire in 2001, resigned from the Board of Directors effective on the date of the Annual Meeting. By resolution on March 7, 2001, the Board of Directors determined that the size of the Board of Directors shall be reduced to six members upon the effective date of the resignation of Mr. Lowenstein, and that the size of the Board of Directors may be expanded in accordance with future action by the Board of Directors. If elected at the Annual Meeting, the nominees listed below will serve until the Annual Meeting of Stockholders in 2004, or until their successors are duly elected and qualified. All other directors will continue as such for the term to which they were elected. Although the Board of Directors does not contemplate that any of the nominees will be unable to serve, if such a situation arises prior to the Annual Meeting, the persons named in the enclosed proxy will vote for the election of another person as may be nominated by the Board of Directors.

RECOMMENDATION OF THE BOARD OF DIRECTORS

     The Board of Directors recommends a vote FOR the election of the nominees for election as directors listed below.

                        DIRECTORS STANDING FOR ELECTION

                                                                            EXPIRATION OF
                                                                              PROPOSED
                           NAME                             AGE    SINCE        TERM
                           ----                             ---    -----    -------------
Rick L. Burdick...........................................  49     1997          2004
Steven L. Gerard..........................................  55     2000          2004

                         DIRECTORS WHOSE TERMS CONTINUE

                                                                           EXPIRATION OF
                          NAME                             AGE    SINCE    CURRENT TERM
                          ----                             ---    -----    -------------
Richard C. Rochon........................................  43     1996         2002
Joseph S. DiMartino......................................  57     1997         2002
Michael G. DeGroote......................................  67     1995         2003
Harve A. Ferrill.........................................  68     1996         2003

     Set forth below is biographical information for the individuals nominated to serve as directors and each person whose term of office as a director will continue after the Annual Meeting.

                             NOMINEES FOR DIRECTORS

     Rick L. Burdick has served as a Director of Century since October 1997, when he was elected as an outside director. Mr. Burdick has been a partner at the law firm of Akin, Gump, Strauss, Hauer & Feld, L.L.P. since April 1988. Mr. Burdick also serves on the Board of Directors of AutoNation, Inc.

     Steven L. Gerard was appointed Chief Executive Officer and Director on October 12, 2000. Mr. Gerard was Chairman and CEO of Great Point Capital, Inc., a provider of operational and advisory services from 1997 to October 2000. From 1991 to 1997, he was Chairman and CEO of Triangle Wire & Cable, Inc. and its successor Ocean View Capital, Inc. Mr. Gerard's prior experience includes 16 years with Citibank, N.A. in various senior corporate finance and banking positions, including ultimately Senior Managing Director, responsible for the risk management of Citibank's commercial and investment banking activities in the United States, Europe, Australia and Japan. Further, Mr. Gerard served seven years with the American Stock Exchange, where he last served as

Vice President of the Securities Division. Mr. Gerard also serves on the Boards of Directors of Fairchild Company, Inc., Lennar Corporation and Aviation Sales Company.

                              CONTINUING DIRECTORS

     Michael G. DeGroote has served as Chairman of the Board of Directors of Century since April 1995. Mr. DeGroote also served as Chief Executive Officer and President of Century from April 1995 to October 1996 and from November 1997 to April 1999. From April 1999 to October 2000, Mr. DeGroote served as Chief Executive Officer. Mr. DeGroote served as Chairman of the Board, President and Chief Executive Officer of Republic Industries, Inc., now known as AutoNation, Inc., from May 1991 until August 1995. Mr. DeGroote founded Laidlaw Inc., a Canadian waste services and transportation company in 1959. In 1988, Mr. DeGroote sold his controlling interest in Laidlaw to Canadian Pacific Limited. Mr. DeGroote served as President and Chief Executive Officer of Laidlaw from 1959 until 1990. Mr. DeGroote currently serves on the Board of Directors of AutoNation, Inc.

     Harve A. Ferrill has served as a Director of Century since October 1996, when he was elected as an outside director. Mr. Ferrill has served as Chief Executive Officer of Advance Ross Corporation, a company that provides tax-refunding services, since 1991. Mr. Ferrill served as President of Advance Ross Corporation from 1990 to 1993, and as Chairman of the Board from 1992 to 1996. Since 1996 Advance Ross Corporation has been a wholly-owned subsidiary of Cendant Corporation. Mr. Ferrill has served as President of Ferrill-Plauche Co., Inc., a private investment company, since 1982. Mr. Ferrill also serves on the Board of Directors of Gaylord Container Corporation.

     Joseph S. DiMartino has served as a Director of Century since November 1997, when he was elected as an outside director. Mr. DiMartino has been Chairman of the Board of The Dreyfus Family of Mutual Funds since January 1995. Mr. DiMartino served as President, Chief Operating Officer and Director of The Dreyfus Corporation from October 1982 until December 1994 and also served as a director of Mellon Bank Corporation. Mr. DiMartino also serves on the Boards of Directors of Quikcat.com, Health Plan Services Corporation, Carlyle Industries, Inc. and the Muscular Dystrophy Association.

     Richard C. Rochon has served as a Director of Century since October 1996, when he was elected as an outside director. Mr. Rochon has served since 1988 as President of Huizenga Holdings, Inc., a management and holding company for diversified investments in operating companies, joint ventures, and real estate, on behalf of its owner, Mr. H. Wayne Huizenga. Mr. Rochon also has served as a director since September 1996 and as President and Vice Chairman since April 1997 of Boca Resorts, Inc., the owner and operator of luxury resort properties. From 1985 until 1988, Mr. Rochon served as Treasurer of Huizenga Holdings, Inc. and from 1979 until 1985, he was employed as a certified public accountant by the international public accounting firm of Coopers & Lybrand, L.L.P.

             RATIFICATION OF APPOINTMENT OF INDEPENDENT ACCOUNTANTS
                     PROPOSAL NO. 2 (ITEM 2 ON PROXY CARD)

     The Board of Directors, upon recommendation of the Audit Committee, has approved and recommends the appointment of KPMG LLP, independent accountants, to audit the consolidated financial statements of Century and its subsidiaries for the year ending December 31, 2001. This appointment was made subject to the approval of Century's stockholders. KPMG LLP has been serving Century in this capacity since 1997. Century has been advised that no member of KPMG LLP has any direct financial interest or material indirect financial interest in Century or any of its subsidiaries or, during the past three years, has had any connection with Century or any of its subsidiaries in the capacity of promoter, underwriter, voting trustee, director, officer or employee. Charles D. Hamm, Jr., Century's Sr. Vice President and Chief Financial Officer until May 15, 2000, was previously a partner with KPMG LLP. Century has been advised that no other relationship exists between KPMG and Century that impairs KPMG's status as independent accountants with respect to Century within the meaning of the Federal securities laws administered by the Securities and Exchange Commission and the requirements of the Independence Standards Board.

     Representatives of KPMG LLP will be present at the Annual Meeting and will have the opportunity to make a statement, if they so desire, and respond to appropriate questions.

RECOMMENDATION OF THE BOARD OF DIRECTORS

     The Board of Directors recommends a vote FOR the ratification by the stockholders of this appointment.

                         SECURITY OWNERSHIP OF CERTAIN
                        BENEFICIAL OWNERS AND MANAGEMENT

PRINCIPAL STOCKHOLDERS

     The following table shows the beneficial ownership of Century common stock as of March 23, 2001, by (1) each person known by Century to own beneficially 5% or more of Century's common stock, (2) each director, (3) each executive officer named in the Summary Compensation Table (see "Executive Compensation") and (4) all directors and executive officers of Century as a group.

                                                               AMOUNT AND
                                                               NATURE OF
                      NAME AND ADDRESS                         BENEFICIAL     PERCENT
                   OF BENEFICIAL OWNER(1)                     OWNERSHIP(2)    OF CLASS
                   ----------------------                     ------------    --------
Michael G. DeGroote(3)......................................   16,190,638(4)   16.62%
Huizenga Investments L.P.(5)................................    7,644,444(6)    7.82%
Steven L. Gerard............................................       10,000(7)       *
Rick L. Burdick.............................................      109,034(8)       *
Joseph S. DiMartino.........................................      135,000(9)       *
Harve A. Ferrill............................................      107,500(10)      *
Hugh P. Lowenstein(11)......................................       58,000(11)      *
Richard C. Rochon...........................................      155,555(12)      *
Douglas R. Gowland..........................................      398,500(13)      *
Jerome P. Grisko, Jr........................................      126,800(14)      *
Ware Grove..................................................       38,000(15)      *
Robert A. O'Byrne...........................................      216,210(16)      *
Bradley Newman..............................................       25,800(17)      *
All directors and executive officers as a group (12
  persons)..................................................   17,571,037      17.69%
Total Shares Outstanding 95,479,629

---------------

* Less than 1%

 ( 1) Except as otherwise indicated in the notes below, the mailing address of each entity, individual or group named in the table is 6480 Rockside Woods Blvd., South, Suite 330, Cleveland, OH 44131, and each person named has sole voting and investment power with respect to the shares of common stock beneficially owned by such person.

 ( 2) Share amounts and percentages shown for each person in the table are adjusted to give effect to shares of common stock that are not outstanding but may be acquired upon exercise of all options and warrants exercisable within 60 days of March 23, 2001. Such shares of common stock are not deemed to be outstanding, however, for the purpose of computing the percentage of outstanding shares beneficially owned by any other person.

 ( 3) Mr. Michael G. DeGroote beneficially owns his shares of common stock through Westbury (Bermuda) Ltd., a Bermuda corporation controlled by him. Westbury (Bermuda) Ltd. is located at Victoria Hall, 11 Victoria Street, P.O. Box HM 1065, Hamilton, HMEX Bermuda.

 ( 4) Consists of 14,240,638 shares of common stock owned of record by Westbury
      (Bermuda) Ltd., 1,900,000 shares of common stock that Westbury (Bermuda) Ltd. has the right to acquire upon exercise of outstanding warrants, and options to purchase 50,000 shares of common stock granted to Mr. DeGroote under the Century Employee's Stock Option Plan (the "Century Option Plan") that are exercisable within 60 days of March 23, 2001.

 ( 5) Based upon information filed with the Securities and Exchange Commission
      Schedule 13G, filed August 31, 1998, the address of Huizenga Investments Limited Partnership, a limited partnership controlled by Mr. H. Wayne Huizenga, is 450 E. Las Olas Blvd., Suite 1500, Fort Lauderdale, Florida 33301.

 ( 6) Consists of 5,422,222 shares of common stock owned of record by Huizenga
      Investments Limited Partnership, and 2,222,222 shares of common stock that Huizenga Investments Limited Partnership has the right to acquire upon exercise of outstanding warrants.

 ( 7) Consists of 10,000 shares of common stock owned of record by Mr. Gerard.

 ( 8) Consists of 9,034 shares of common stock owned of record by Mr. Burdick and options to purchase 100,000 shares of common stock granted under the Century Option Plan that are exercisable within 60 days of March 23, 2001.

 ( 9) Consists of 35,000 shares of common stock owned of record by Mr. DiMartino and options to purchase 100,000 shares of common stock granted under the Century Option Plan that are exercisable within 60 days of March 23, 2001.

 (10) Consists of 7,500 shares of common stock owned of record by The Harve A. Ferrill Trust U/A 12/31/69 and options to purchase 100,000 shares of common stock granted under the Century Option Plan that are exercisable within 60 days of March 23, 2001.

 (11) Consists of 8,000 shares of common stock owned of record by Mr. Lowenstein and options to purchase 50,000 shares of common stock granted under the Century Option Plan that are exercisable within 60 days of March 23, 2001. Mr. Lowenstein is retiring at the expiration of his current term as a director, which expires on the date of the Annual Meeting, scheduled for May 8, 2001.

 (12) Consists of 55,555 shares of common stock owned of record by WeeZor I Limited Partnership, a limited partnership controlled by Mr. Rochon, and options to purchase 100,000 shares of common stock granted to Mr. Rochon under the Century Option Plan that are exercisable within 60 days of March 23, 2001.

 (13) Consists of 179,100 shares of common stock owned of record by Mr. Gowland and options to purchase 219,400 shares of common stock granted under the Century Option Plan that are exercisable within 60 days of March 23, 2001.

 (14) Consists of options to purchase 126,800 shares of common stock granted under the Century Option Plan that are exercisable within 60 days of March 23, 2001.

 (15) Consists of options to purchase 38,000 shares of common stock granted under the Century Option Plan that are exercisable within 60 days of March 23, 2001.

 (16) Consists of 154,100 shares of common stock owned of record by Mr. O'Byrne and options to purchase 20,100 shares of common stock granted under the Century Option Plan held in Mr. O'Byrne's name and 42,010 shares of common stock held by MRCP, L.C., a Missouri Limited Company in which Mr. O'Byrne has a 25% interest, all of which are exercisable within 60 days of March 23, 2001.

 (17) Consists of 15,000 shares of common stock and options to purchase 10,800 shares of common stock granted under the Century Option Plan.

DIRECTORS' MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS

     The Board of Directors conducted four regular meetings, conducted two special meetings and took actions by unanimous written consent in lieu of meeting four times during 2000. Each director attended in person all regular meetings of the Board of Directors and the committees on which such director served, with the exceptions of Messrs. Lowenstein, Burdick and Rochon who each missed one regular Board of Directors meeting and Mr. Burdick who missed one regular Audit Committee meeting.

     Committees of the Board of Directors. The Board of Directors had an Audit Committee and a Compensation Committee active during 2000. The following is a description of the committees of the Board of Directors:

     The members of the Audit Committee are Messrs. Burdick, Ferrill (Chairman) and Rochon. The Audit Committee conducted three regular meetings, four special telephonic meetings and took action by unanimous written consent in lieu of meeting one time during 2000. The Audit Committee recommends the independent accountants appointed by the Board of Directors and reviews issues raised by the accountants as to the scope of their audit and their audit report, including questions and recommendations that arise relating to Century's internal accounting and auditing control procedures.

     The members of the Compensation Committee are Messrs. Ferrill, Lowenstein (Chairman) and Rochon. Mr. Lowenstein has retired as a director effective on the date of the Annual Meeting. The Compensation Committee conducted one regular meeting, one telephonic meeting and took action by unanimous written consent in lieu of meeting two times during 2000. The Compensation Committee reviews and makes recommendations to the Board of Directors with respect to compensation of Century's executive officers, including salary, bonus and benefits. The Compensation Committee also administers Century's stock option plans.

     The members of the Executive Management Committee were Messrs. DeGroote, Hamm and Grisko. The Executive Management Committee had reviewed and approved the acquisition of complementary businesses within guidelines set by the Board of Directors. During 2000, the Executive Management Committee took action by unanimous written consent in lieu of meeting three times.

DIRECTOR COMPENSATION

     Directors who are employees of Century are not paid any fees or additional compensation for service as members of the Board of Directors or any of its committees. Directors who are not employees of Century receive a $25,000 annual retainer fee, as well as a fee of $1,000 for each meeting of the Board of Directors attended. In addition, directors who are committee members receive a fee of $500 for each committee meeting attended. In addition, an award of 50,000 immediately exercisable stock options has been awarded to continuing non-employee directors, and an annual stock option award of 5,000 stock options will also be granted to non-employee directors. During his term as Lead Director during 2000, Joseph J. Plumeri was paid a Lead Director Fee of $187,333 by the Company and received warrants to purchase 1,000,000 shares of the Company's common stock at $3.87 per share from Westbury (Bermuda) Ltd.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     The members of the Compensation Committee during 2000 were Messrs. Ferrill, Lowenstein and Rochon. Mr. DiMartino will serve on the Compensation Committee in lieu of Mr. Lowenstein during 2001. Messrs. Ferrill, Lowenstein, Rochon and DiMartino are neither officers nor employees of Century. There are no compensation committee interlock relationships with respect to Century.

         REPORT OF THE COMPENSATION COMMITTEE ON EXECUTIVE COMPENSATION

     The Compensation Committee of the Board of Directors monitors the compensation of the Chief Executive Officer of Century and the other officers named in the Executive Summary Compensation Table. The Compensation Committee has furnished the following report on executive compensation in connection with the Annual Meeting.

  Compensation Philosophy

     As members of the Compensation Committee, it is our duty to administer the executive compensation program for Century. The Compensation Committee is responsible for establishing appropriate compensation goals for the executive officers of Century, evaluating the performance of such executive officers in meeting such goals and making recommendations to the Board of Directors with regard to executive compensation.

     Century's compensation philosophy is to ensure that executive compensation be directly linked to continuous improvements in corporate performance, achievement of specific operational, financial and strategic objectives and increases in stockholder value. The Compensation Committee regularly reviews the compensation packages of Century's executive officers, taking into account factors that it considers relevant, such as business conditions within and outside the industry, Century's financial performance, the market compensation for executives of similar background and experience and the performance of the executive officer under consideration. The particular elements of Century's compensation programs for executive officers are described below.

  Compensation Structure

     Mr. DeGroote, the Chairman of the Board and Chief Executive Officer of Century during most of 2000, has elected not to receive any compensation for his services provided to Century. Mr. DeGroote's substantial stock position in Century assures us of his close identification with the interests of Century's stockholders.

     With the exception of Mr. DeGroote, the executive base compensation for executive officers of Century is intended to be competitive with that paid in comparably-sized, publicly-held companies in the outsourced business services industry, taking into account the scope of the executive's responsibilities and internal relationships. The goals of the Compensation Committee in establishing Century's executive compensation program are:

          (1) to compensate fairly the executive officers of Century and its subsidiaries for their contributions to Century's short-term and long-term performance. The elements of Century's executive compensation program are
     (a) annual base salaries, (b) annual bonuses, if any, and (c) equity incentives; and

          (2) to allow Century to attract, motivate and retain the management personnel necessary to Century's success by providing an executive compensation program comparable to that offered by comparably-sized companies in the outsourced business services industry.

     Individual base salaries are based on the scope of the executive's responsibilities, a subjective evaluation of the executive's performance, including the performance of the business for which such executive is responsible, the executive's ability to network, ability to influence, leadership potential and loyalty, and the length of time the executive has been in the position. In recruiting executives, the potential executive's salary in his or her current position is used as an immediate benchmark. Annual cash bonuses, if any, are based on the financial performance of Century, the executive's individual job performance and any contractual relationship with the executive. Century prefers to award equity incentives to executives, typically in the form of stock options. Stock options are granted by the Compensation Committee based on the executive's individual job performance and to provide incentive to executives to maximize stock price appreciation, thereby aligning their interests with those of Century's stockholders.

  Executive Compensation Deductibility

     Century intends that amounts paid pursuant to Century's compensation plans will generally be deductible compensation expenses. The Compensation Committee does not currently anticipate that the amount of compensation paid to executive officers will exceed the amounts specified as deductible pursuant to Section 162(m) of the Internal Revenue Code of 1986, as amended.

                      COMPENSATION COMMITTEE OF THE BOARD OF DIRECTORS

                                           Hugh P. Lowenstein, Chairman
                                                 Harve A. Ferrill
                                                 Richard C. Rochon

                         REPORT OF THE AUDIT COMMITTEE

     The Board of Directors maintains an Audit Committee comprised of three of the Company's outside directors. The Board of Directors and the Audit Committee believe that the Audit Committee's current member composition satisfies the rule of the National Association of Securities Dealers, Inc. ("NASD") that governs audit committee composition, including the requirement that audit committee members all be "independent directors" as that term is defined by NASD Rule 4200
(a)(14).

     The Audit Committee oversees the Company's financial process on behalf of the Board of Directors. Management has the primary responsibility for the financial statements and the reporting process including the systems of internal controls. In fulfilling its oversight responsibilities, the Audit Committee reviewed the audited financial statements in the Annual Report with management including a discussion of the quality, not just the acceptability, of the accounting principles, the reasonableness of significant judgments, and the clarity of disclosures in the financial statements. The Board has adopted a written Charter of the Audit Committee, a copy of which is attached to this Proxy Statement as Appendix A.

     The Audit Committee received, reviewed, and adopted management's report assessing the Company's internal controls over financial reporting.

     The Audit Committee reviewed with the independent auditors, who are responsible for expressing an opinion on the conformity of those audited financial statements with generally accepted accounting principles, their judgments as to the quality, not just the acceptability, of the Company's accounting principles and such other matters as are required to be discussed with the Audit Committee under generally accepted auditing standards, including Statement on Auditing Standards No. 61. In addition, the Audit Committee has discussed with the independent auditors the auditors' independence from management and the Company including the matters in the written disclosures and the letter from the independent auditors required by the Independence Standards Board Standard No. 1.

     The Audit Committee discussed with the Company's independent auditors the overall scope and plans for their audit. The Audit Committee meets with the independent auditors, with and without management present, to discuss the results of their examination, their evaluation of the Company's internal controls, and the overall quality of the Company's financial reporting. The Audit Committee held seven meetings during fiscal 2000. The Company incurred the following fees for services performed by KPMG LLP in fiscal 2000.

Audit Fees

     Fees for the fiscal year 2000 audit and the review of Forms 10-Q are $900,000, of which and aggregate amount of $600,000 has been billed through December 31, 2000.

Financial Information Systems Design and Implementation Fees

     KPMG LLP rendered services related to financial information systems design and implementation for fiscal year 2000. The firm's consulting practice has been engaged to perform non-audit services in conjunction with the implementation of Century's LINCS (enterprise resource management system). Fees billed for these services were approximately $2,760,000, including out of pocket expenses, in fiscal year 2000.

All Other Fees

     Aggregate fees billed for all other services rendered by KPMG LLP for the year ended December 31, 2000 are $1,552,000, representing services including forensic and audit assistance, as well as SAS 70 procedures at a Century subsidiary.

     The Audit Committee discussed the recommendations of the Panel on Audit Effectiveness and reviewed the foregoing information in light of the ten factors identified by the Panel in order to determine the appropriateness of the services provided to Century by KPMG. The Audit Committee concluded that the services provided by KPMG were appropriate and compatible with maintaining the auditor's independence.

     In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors (and the Board has approved) that the audited financial statements be included in the Company's Annual Report on Form 10-K for the year ended December 31, 2000 for filing with the Securities and Exchange Commission. The Audit Committee and the Board have also recommended, subject to stockholder approval, the reappointment of KPMG LLP as independent auditors.

                             AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

                                               Harve A. Ferrill, Chairman
                                                     Rick L. Burdick
                                                    Richard C. Rochon

                             EXECUTIVE COMPENSATION

     The following table provides a summary of compensation for the two individuals who served as Chief Executive Officer during fiscal year 2000 and the four other most highly-compensated officers who were serving as executives of Century on December 31, 2000. In addition, the table sets forth information with respect to two individuals who would have been included, but who were not serving Century in an executive officer capacity as of December 31, 2000.

                      EXECUTIVE SUMMARY COMPENSATION TABLE

                                                                                  LONG-TERM
                                                                             COMPENSATION AWARDS
                                                                           ------------------------
                                   ANNUAL COMPENSATION                     SECURITIES    SECURITIES
        NAME AND                   --------------------    OTHER ANNUAL    UNDERLYING    UNDERLYING
   PRINCIPAL POSITION      YEAR     SALARY      BONUS      COMPENSATION     WARRANTS      OPTIONS
   ------------------      ----    --------    --------    ------------    ----------    ----------
Michael G. DeGroote        2000    $      0    $      0      $      0       $     0      $        0
Chairman and               1999           0           0             0             0               0
Chief Executive Officer    1998           0           0             0             0               0
Steven L. Gerard           2000     109,971     150,000             0             0       1,000,000(1)
Chief Executive Officer    1999           0           0             0             0               0
                           1998           0           0             0             0               0
Douglas Gowland            2000     262,620           0        13,500(2)     32,000(3)       30,000(4)
Sr. Vice President         1999     233,654           0        13,200(2)          0          17,000(5)
                           1998     180,000           0        97,967(6)          0          11,000(7)
Jerome P. Grisko, Jr.      2000     293,670      50,000         5,871(2)          0         100,000
President & COO            1999     240,654       9,600         5,497(2)          0          17,000(5)
                           1998      64,904           0         2,769(2)          0          50,000(8)
Charles Hamm(9)            2000      99,556     256,000       332,554(10)         0          30,000(4)
Chief Financial Officer    1999     233,949       9,600         5,590(2)          0          17,000(5)
                           1998     180,000           0         2,726(2)          0          11,000(7)
Bradley Newman(11)         2000     228,994           0         5,100(2)          0          30,000(4)
Sr. Vice President         1999     165,335           0         4,800(2)          0           3,000(5)
                           1998     124,670           0        762.45(2)          0           6,000(12)
Robert D. O'Byrne          2000     254,220           0         5,100(2)          0          30,000(4)
Sr. Vice President         1999     216,904           0         4,363(2)          0          24,000(5)
                           1998           0           0        13,582(13)         0           7,500(12)
Fred M. Winkler(14)        2000     119,181           0       230,317(15)         0               0
President & COO            1999     248,461           0           482             0         200,000
                           1998           0           0             0             0               0

---------------

 (1) Consists of options that vest 33 1/3% annually beginning October 11, 2001, and remain exercisable for a six-year period from grant date.

 (2) Includes employer matching 401(K) contributions and/or automobile adjustments.

 (3) Consists of expired warrants that were granted May 31, 1996, reinstated in 2000, and exercised May 26, 2000.

 (4) Consists of options that vest 20% annually beginning March 1, 2001, and remain exercisable for a six-year period from the date of grant.

 (5) Consists of options that vest 20% annually beginning January 4, 2000, and remain exercisable for a six-year period from the date of grant.

 (6) Consists of automobile adjustments, employer matching 401(K), and moving expenses.

 (7) Consists of options that vest 20% annually beginning February 12, 1999, and remain exercisable for a six-year period from the grant date.

 (8) Consists of options that vest 20% annually beginning October 2, 1999, and remain exercisable for a six-year period from the date of grant.

 (9) Mr. Hamm's employment with the company terminated on May 15, 2000.

(10) Consists of automobile adjustments, employer matching 401(K), and severance.

(11) On March 7, 2001, the Board of Directors resolved that Mr. Newman would no longer serve in the capacity of an executive officer.

(12) Consists of options that vest 20% annually beginning January 2, 1999, and remain exercisable for a six-year period from the grant date.

(13) Paid through subsidiaries.

(14) Mr. Winkler's employment with the Company terminated on January 27, 2000.

(15) Consists of severance.

                          OPTIONS GRANTED DURING 2000

     The following table sets forth as to each of the named executive officers information with respect to option grants during 2000: (1) the number of shares of common stock underlying options granted, (2) the percentage that such options represent of all options granted to officers and employees during the year, (3) the exercise price, (4) the expiration date and (5) the potential realizable value of such options. It should be noted that the actual value of the options may be significantly different from the value shown in the assumptions, and the value actually realized, if any, will depend upon the excess of the market value of the common stock over the option exercise price at the time of exercise. Century granted no warrants to its executive officers during 2000, although certain expired warrants were reinstated for a brief period in May of 2000 for Douglas R. Gowland.

                                        OPTION GRANTS DURING 2000               POTENTIAL REALIZABLE VALUE AT
                             ------------------------------------------------   ASSUMED ANNUAL RATES OF STOCK
                             NUMBER OF    % OF TOTAL                            PRICE APPRECIATION FOR OPTION
                             SECURITIES    OPTIONS                                           TERM
                             UNDERLYING    GRANTED     EXERCISE                 ------------------------------
                              OPTIONS     EMPLOYEES    PRICE PER   EXPIRATION   AT 5% ANNUAL    AT 10% ANNUAL
                              GRANTED      IN 2000      SHARES        DATE       GROWTH RATE     GROWTH RATE
                             ----------   ----------   ---------   ----------   -------------   --------------
Michael G. DeGroote........        -0-        -0-           --             --           --              --
Steven L. Gerard...........  1,000,000(1)   22.22       $1.125     10/11/2006      382,608         868,006
Douglas Gowland............     30,000        .67       2.4063       3/1/2006       34,754          78,845
Jerome P. Grisko...........    100,000       2.22       3.4063       3/1/2006      115,847         262,817
Charles Hamm(2)............     30,000        .67       3.4063       3/1/2006       34,754          78,845
Bradley Newman.............     30,000        .67       3.4063       3/1/2006       34,754          78,845
Robert D. O'Byrne..........     30,000        .67       3.4063       3/1/2006       34,754          78,845
Fred M. Winkler(3).........          0          0           --             --           --              --

---------------

(1) Options granted as inducement to employment.

(2) Mr. Hamm's employment with the company ended on May 15, 2000, and his options were cancelled 90 days afterward.

(3) Mr. Winkler's employment with the Company terminated on January 27, 2000.

OPTION EXERCISES AND VALUES FOR 2000

     The following table sets forth information as to each of the named executive officers with respect to option exercises during 2000 and the status of their options at December 31, 2000: (1) the number of shares of common stock acquired upon exercise of options during the year, (2) the aggregate dollar value realized upon the exercise of such options, (3) the total number of securities underlying exercisable and unexercisable options at

December 31, 2000, and (4) the aggregate dollar value of in-the-money exercisable and unexercisable options at December 31, 2000.

                    AGGREGATED OPTION EXERCISES DURING 2000
                     AND OPTION VALUES AT DECEMBER 31, 2000

                                                           NUMBER OF SECURITIES            VALUE OF UNEXERCISED
                                                          UNDERLYING UNEXERCISED               IN-THE-MONEY
                       NO. OF SHARES                             OPTIONS                         OPTIONS
                       ACQUIRED UPON       VALUE           AT DECEMBER 31, 2000          AT DECEMBER 31, 2000(1)
                        EXERCISE OF      REALIZED      ----------------------------    ----------------------------
        NAME              OPTION        ON EXERCISE    EXERCISABLE    UNEXERCISABLE    EXERCISABLE    UNEXERCISABLE
        ----           -------------    -----------    -----------    -------------    -----------    -------------
Michael G.
  DeGroote...........        0               0                 0                0          $0              $0
Steven L. Gerard.....        0               0                 0        1,000,000           0               0
Douglas Gowland......        0               0           167,800           90,200           0               0
Jerome P. Grisko,
  Jr.................        0               0           123,400           43,600           0               0
Charles Hamm.........        0               0                 0                0           0               0
Bradley Newman.......        0               0             4,200           34,800           0               0
Robert D. O'Byrne....        0               0             9,300           52,200           0               0
Fred M. Winkler......        0               0           170,000                0           0               0

---------------

(1) In-the-Money calculation: NASDAQ closing price at 12/29/00 + $1.125. For the year 2000, there are no unexercised options that are in-the-money due to option prices being greater than or equal to the closing price at the end of the year.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     The following is a summary of certain agreements and transactions between or among Century and certain related parties. It is Century's policy to enter into transactions with related parties on terms that, on the whole, are no less favorable than those that would be available from unaffiliated parties. Based on Century's experience and the terms of its transactions with unaffiliated parties, it is the Board of Directors' belief that the transactions described below met these standards at the time of the transactions.

     The office building utilized by SMR & Co. Business Services (a subsidiary of Century) is leased under a ten-year lease, expiring February 26, 2006, from a partnership in which a former Senior Vice President's spouse is a one-third owner. The lease provides for rental payments of $557,700 per year. A number of the businesses acquired since October 1996 are located in properties owned indirectly by and leased from persons employed by Century. In the aggregate, in 2000, Century paid no more than approximately $2.1 million under such leases, which were at competitive market rates.

     Rick L. Burdick, a director of Century, is a partner of Akin, Gump, Strauss, Hauer & Feld, L.L.P. Akin, Gump performed substantial legal work for Century during 2000 for which the firm received $116,092 from Century.

                  STOCKHOLDER RETURN PERFORMANCE PRESENTATION

     Set forth below is a performance graph comparing the cumulative total stockholder return on Century's common stock based on its market-price, with the cumulative total return of companies in the S&P 500 Index, the NASDAQ Insurance Index and a Peer Group. Century included the performance of the NASDAQ Insurance Group for the first time in 1996 due to its combination and merger with Alliance Holding Company in October 1996. The graph assumes the reinvestment of dividends for the period beginning April 24, 1995 through the year ended December 31, 2000.

                 COMPARISON OF 5 YEAR CUMULATIVE TOTAL RETURN*
                     AMONG CENTURY BUSINESS SERVICES, INC.,
                 THE S&P 500 INDEX, THE NASDAQ INSURANCE INDEX
              AND THE S&P SERVICES (COMMERCIAL & CONSUMER) INDEX+

                                                                                                                  S&P SERVICES
                                CENTURY BUSINESS                                                 NASDAQ           (COMMERCIAL &
                                 SERVICES, INC.        PEER GROUP            S&P 500            INSURANCE           CONSUMER)
                                ----------------       ----------            -------            ---------         -------------
12/95                                    100                100                 100                 100                 100
12/96                                 718.52             126.75              122.96              113.99              103.27
12/97                                1022.22              195.9              163.98              167.21               141.7
12/98                                 851.85             238.06              210.84              148.98              142.78
12/99                                 500.03             342.23              255.22              115.57               125.2
12/00                                  66.67             370.39              231.98              121.75               83.94

* $100 INVESTED ON 12/31/95 IN STOCK OR INDEX--INCLUDING REINVESTMENT OF DIVIDENDS. FISCAL YEAR ENDING DECEMBER 31.

+ Century's Peer Group includes American Express, answerthink.inc., Paychex,
  Brown & Brown, Ceridian, Arthur J. Gallagher, H & R Block and ProBusiness Services.

            SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

     Section 16(a) of the Securities Exchange Act of 1934, as amended, requires Century's officers and directors, and persons who own more than 10% of a registered class of Century's equity securities, to file reports of ownership and changes in ownership with the Securities and Exchange Commission (the "SEC"). Officers, directors and greater than 10% stockholders are required by the SEC regulations to furnish Century with copies of all Section 16(a) reports they file.

     Based solely on its review of copies of such reports that it has received, Century believes that during the period from January 1, 2000 to December 31, 2000, all Section 16(a) applicable filing requirements for its officers, directors and greater than 10% stockholders were complied with.

                             STOCKHOLDER PROPOSALS

     Any proposals of stockholders intended to be presented at the 2002 Annual Meeting of Stockholders must be received by Century for inclusion in the proxy statement and form of proxy relating to the meeting not later than December 5, 2001. It is suggested that proponents submit their proposals by certified mail, return receipt requested. Pursuant to Rule 14a-4(c)(1) under the Securities Exchange Act of 1934 if any stockholder proposal intended to be presented at the 2002 annual meeting without inclusion in our proxy statement for such meeting is received at our principal office after February 18, 2002, then a proxy will have the ability to confer discretionary authority to vote on such proposal. Detailed information for submitting resolutions will be provided upon written request to Century's Corporate Secretary at Century Business Services, Inc., 6480 Rockside Woods Blvd., South, Suite 330, Cleveland, Ohio 44131, Attention: Corporate Secretary. No stockholder proposals were received for inclusion in this proxy statement.

                            EXPENSES OF SOLICITATION

     Century will bear the expense of preparing and mailing the materials in connection with the solicitation of proxies, as well as the cost of solicitation. Firstar Bank, N.A. ("Firstar Bank") has been retained by Century to assist in the solicitation of proxies. For such services, Firstar Bank will be paid fees in the aggregate amount of approximately $5,000 plus reimbursement of out-of-pocket expenses. In addition, Century will reimburse brokers, nominees, banks and other stockholders of record for their expenses incurred in forwarding proxy materials to beneficial owners. Century expects that the solicitation of proxies will be primarily by mail, but directors, officers and employees of Century may solicit proxies by personal interview, telephone or telecopy. These persons will receive no additional compensation for such services.

     Century's Annual Report on Form 10-K for the year ended December 31, 2000, including financial statements and a Letter to Stockholders is being mailed to all stockholders entitled to vote at the Annual Meeting. The Annual Report does not constitute a part of the proxy solicitation material. CENTURY WILL MAIL ADDITIONAL COPIES OF ITS ANNUAL REPORT ON FORM 10-K FOR THE YEAR ENDED DECEMBER 31, 2000, TO EACH STOCKHOLDER OR BENEFICIAL OWNER OF SHARES OF COMMON STOCK WITHOUT CHARGE UPON SUCH PERSON'S WRITTEN REQUEST TO THE INVESTOR RELATIONS DEPARTMENT AT CENTURY'S EXECUTIVE OFFICES AT 6480 ROCKSIDE WOODS BOULEVARD, SOUTH, SUITE 330, CLEVELAND, OHIO 44131.

                                 OTHER MATTERS

     Management does not intend to present any other items of business and knows of no other matters that will be brought before the Annual Meeting. However, if any additional matters are properly brought before the Annual Meeting, it is intended that the shares represented by proxies will be voted with respect thereto in accordance with the judgment of the persons named in such proxies.

     The accompanying form of proxy has been prepared at the direction of the Board of Directors and is sent to you at the request of the Board of Directors. The Board of Directors has designated the proxies named therein.

                                            By Order of the Board of Directors,

                                            /s/ Michael W. Gleespen

                                            Michael W. Gleespen, Corporate
                                            Secretary
Cleveland, Ohio
April 4, 2001

                                   APPENDIX A

                                 CHARTER OF THE
                  AUDIT COMMITTEE OF THE BOARD OF DIRECTORS OF
                        CENTURY BUSINESS SERVICES, INC.

I. PURPOSE:

     The purpose of the Audit Committee shall be to assist the Board of Directors of the Company in fulfilling its oversight functions with respect to the quality, integrity and annual independent audit of the Company's financial statements.

II. COMPOSITION/ELIGIBILITY:

     The Audit Committee shall be comprised of members who shall satisfy the requirements of the Nasdaq Stock Market.

III. FUNCTIONS:

     The Audit Committee shall:

     1. ensure receipt of an annual formal written statement from the independent public accountants delineating all relationships between the independent public accountants and the Company and discuss with the independent public accountants any such relationships that may impact the objectivity and independence of the independent public accountants; and take or recommend to the full Board appropriate action to oversee the independence of the independent public accountants;

     2. recommend to the Board of Directors of the Company the retention or replacement of the independent public accountants as auditors of the financial statements of the Company, and review the procedures used to choose auditors of the financial statements, records and accounts of the Company's subsidiaries, it being understood that the independent public accountants are ultimately selected by and accountable to the Audit Committee and to the Board of Directors;

     3. review, in consultation with the independent public accountants, the internal auditing staff of the Company and such other advisors as the Committee may deem necessary, the scope, purpose and procedures of the overall audit plans of the internal auditing staff and the independent public accountants, review the results thereof and make specific recommendations to the Board of Directors in connection therewith;

     4. review external and internal audit reports of the Company;

     5. consult with the independent public accountants and the internal auditing staff of the Company regarding their evaluation of the adequacy of the internal controls of the Company (including computerized information system controls and security), and make specific recommendations to the Board of Directors in connection therewith;

     6. review recommendations made by the internal auditing staff and the independent public accountants of the Company, report to the Board of Directors with respect thereto and with respect to external and internal audit reports of the Company, and make specific recommendations to the Board of Directors in connection therewith;

     7. review legal and regulatory matters that may have a material impact on the financial statements;

     8. review periodically the Company's Code of Conduct and the Company's program to monitor compliance with that Code of Conduct;

     9. meet with the internal auditing staff, the independent public accountants, and management in separate executive sessions to discuss any matters that the Audit Committee or these groups believe should be discussed privately with the Audit Committee;

     10. review and discuss with management the Company's annual audited financial statements and recommend to the Board of Directors the inclusion of the Company's audited financial statements into its Form 10-K;

     11. prior to the filing of each Form 10-Q and the Form 10-K, be available to discuss with the independent public accountants the matters required to be discussed by Statement on Auditing Standards No. 61 and other matters that should be communicated to the Audit Committee under the professional standards of the American Institute of Certified Public Accountants;

     12. prepare a report to shareholders as required by the Securities and Exchange Commission;

     13. review and reassess the adequacy of this Charter on an annual basis;
         and

     14. perform such other duties as the Board of Directors shall from time to time assign to it.

IV. LIMITATIONS:

     While the Audit Committee has the functions set forth in this Charter, it is not the duty of the Audit Committee to plan or conduct audits or to determine that the Company's financial statements are complete and accurate or are in accordance with generally accepted accounting principles. The Company's management is principally responsible for Company accounting policies, the preparation of the financial statements and insuring that the financial statements are prepared in accordance with generally accepted accounting principles. The Company's independent accountants are responsible for auditing and attesting to the Company's financial statements and understanding the Company's system of internal control sufficient to plan and to determine the nature, timing and extent of audit procedures to be performed. The responsibility to plan and conduct audits is that of the Company's independent accountants.

     In its oversight capacity, the Audit Committee is neither intended nor equipped to guarantee with certainty to the full Board and stockholders the accuracy and quality of the Company's financial statements and accounting practices. Nor is it the duty of the Audit Committee to assure the Company's compliance with laws and regulations or compliance with the Company's Code of Conduct. The primary responsibility for these matters also rests with the Company's management. The Audit Committee can do no more than rely upon information it receives, questions and assesses in fulfilling its functions.
 .......
Rev. Audit Com. Charter adopted 6/9/2000

                         CENTURY BUSINESS SERVICES, INC.
                   6480 ROCKSIDE WOODS BLVD., SOUTH, SUITE 330
                              CLEVELAND, OHIO 44131

                  ANNUAL MEETING OF STOCKHOLDERS, MAY 12, 2001

         The undersigned stockholder of CENTURY BUSINESS SERVICES, INC. (the "Company") hereby appoints Michael G. DeGroote and Joseph S. DiMartino, and either of them, with power of substitution and revocation, to represent and vote all the shares of Common Stock of the Company held of record by the undersigned at the 2001 Annual Meeting and any adjournment(s) as set forth below.

         THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS AND WILL BE VOTED IN ACCORDANCE WITH THE SPECIFICATIONS MADE BELOW. UNMARKED PROXIES WILL BE VOTED IN FAVOR OF EACH OF THE MATTERS LISTED BELOW. THE PROXIES WILL USE THEIR DISCRETION WITH RESPECT TO ANY MATTER REFERRED TO IN ITEM (3). THIS PROXY IS REVOCABLE AT ANY TIME BEFORE IT IS EXERCISED.

         The undersigned hereby acknowledges receipt of the Notice of Meeting and Proxy Statement dated April 4, 2000 for the Annual Meeting of stockholders.

               DETACH BELOW AND RETURN USING THE ENVELOPE PROVIDED

               CENTURY BUSINESS SERVICES, INC. 2001 ANNUAL MEETING

1. ELECTION OF DIRECTORS: 1. - Rick L. Burdick 2. -Steven L. Gerard             [ ] FOR all nominees           [ ]  WITHHOLD
   AUTHORITY
                                                                                    listed to the                   to vote for all
                                                                                    left (except as                 nominees listed
                                                                                    specified below).               to the left.

(Instructions: To withhold authority to vote for any indicated nominee,         |                                                 |
 write the number(s) of the nominee(s) in the box provided to the right).       |                                                 |

2. Ratification of the appointment of KPMG LLP as independent accountants for       [ ] FOR       [ ] AGAINST      [ ] ABSTAIN
   fiscal year 2001.

3. Upon such other business as may properly come before said meeting, or any        [ ] FOR       [ ] AGAINST      [ ] ABSTAIN
   adjournment thereof.

Check appropriate box                                   Date                                      No. OF SHARES
                                                            ---------------
Indicate changes below:
Address Change?             [ ]         Name Change? [ ]
                                                                                |                     |
                                                                                |                                                 |
                                                                                |                                                 |

                                                                                Signature(s) in Box
                                                                                Please sign EXACTLY as name appears on this card.
                                                                                When shares are held by joint tenants, both
                                                                                should sign. When signing as attorney, executor,
                                                                                administrator, trustee, guardian or corporate
                                                                                officer, please give full title.


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